Securities Exchange Act of 1934 -- Form 8-K
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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K


  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                      Date of Report: April 22, 2004
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                     CBL & ASSOCIATES PROPERTIES, INC.
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          (Exact name of registrant as specified in its charter)


      Delaware                      1-12494                 62-1545718
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(State or other             (Commission File Number)   (IRS Employer
jurisdiction of                                        Identification Number)
incorporation)


             2030 Hamilton Place Boulevard, Chattanooga, TN 37421
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                  (Address of principal executive offices)


              Registrant's telephone number, including area code:
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                                (423) 855-0001

ITEMS 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Institutional Shareholders Services ("ISS") requested that CBL & Associates Properties, Inc. (the "Company") provide ISS with additional information about the 2003 tax fees that the Company reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that the Company publish this information either in a Form 8-K filing or in a press release. The following is the information the Company provided to ISS:




                     FEES PAID TO INDEPENDENT AUDITORS

The Company was billed for professional services provided by Deloitte & Touche for fiscal year 2003 in the amounts set forth in the following table.

Audit Fees                                                              $        310,000
Audit-Related Fees                                                               238,000
Tax Fees-Preparation and Compliance                                              195,225

Total Audit, Audit-Related and Tax Preparation and Compliance Fees      ----------------
                                                                                 743,225
                                                                        ----------------


Tax Fees-Other                                                                   578,974
All Other Fees                                                                    65,581

Total Tax - Other and All Other Fees                                    ----------------
                                                                                 644,555
                                                                        ----------------
Total Fees                                                              $      1,387,780
                                                                        ================

                                SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CBL & ASSOCIATES PROPERTIES, INC.



                                         /s/  John N. Foy
                                ---------------------------------------
                                            John N. Foy
                                            Vice Chairman,
                                 Chief Financial Officer and Treasurer
                                (Authorized Officer of the Registrant,
                                    Principal Financial Officer and
                                     Principal Accounting Officer)


Date:  April 22, 2004